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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 14, 2002
                        (Date of earliest event reported)


                            FEDERAL-MOGUL CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Michigan
                                    --------
                 (State or other jurisdiction of incorporation)



         1-1511                                         38-0533580
         ------                                         ----------
(Commission File Number)                    (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan                        48034
------------------------------------------------                        -----
(Address of principal executive offices)                              (Zip Code)


                                 (248) 354-7700
                                 --------------
              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 9. Certification Pursuant to 18 U.S.C. Section 1350

On August 14, 2002, Frank E. Macher, Chief Executive Officer and G. Michael Lynch, Chief Financial Officer of Federal-Mogul Corporation, submitted a sworn statement pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certifying the Quarterly Report on Form 10-Q for the period ending June 30, 2002. The certification is attached hereto as
Exhibit 99.






                                  EXHIBIT INDEX
                                -----------------

99.  Certification pursuant to 18 U.S.C. Section 1350.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2002

                                          FEDERAL-MOGUL CORPORATION


                                          By: /s/ David M. Sherbin
                                              ---------------------------------
                                              Name:  David M. Sherbin
                                              Title: Vice President, Deputy
                                                     General Counsel and
                                                     Secretary

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